Income tax and tax loss carryforwards	12 Months Ended
Dec. 31, 2019
Income tax and tax loss carryforwards [Abstract]
Income tax and tax loss carryforwards
21	Income tax and tax loss carryforwards

Income Tax
Results for the year
Grupo TMM and Subsidiaries incurred combined tax (losses) profits for the years ended December 2019 and 2018, in the amounts of $(397,746) and $157,448, respectively. Most of the companies that generated taxable income fully offset them against tax losses from prior years. Income tax recognized in profit or loss corresponds to subsidiaries that generated taxable income of $48,373 and $15,997, respectively.

The difference between taxable and book income is due primarily to the net effect of the gain or loss on inflation recognized for tax purposes, the difference between tax and book amortization and depreciation, non-deductible expenses, gain from loss of control of subsidiary, as well as certain temporary differences reported in different periods for financial and tax purposes.

In accordance with the currently enacted Income Tax Law, the rate for 2017, 2018, 2019, and subsequent years is 30%.

The provision for income tax recognized in the statement of profit or loss for the years ended December 31, 2019, 2018 and 2017, is as follows:

	2019	2018	2017
Income tax	$(14,512)	$(4,799)	$(3,000)
Income tax (agreement) (a)	(85,196)	-	-
Deferred income tax	35,133	-	(513,732)
Total income tax expense	$(64,575)	$(4,799)	$(516,732)

(a)
During 2019, Grupo TMM agreed with the Tax Administration Service to resolve the Company’s outstanding tax liabilities for the fiscal year 2010 through payment of 2.6 million pesos over a period of 36 months beginning in November 2019.

The reconciliation between the provision for income tax based on the statutory income tax rate and the provision recorded by the Company at December 31, 2019, 2018 and 2017, is as follows:

	2019	2018	2017
Profit before taxes	$95,867	$28,348	$1,846,311
Income tax	(28,760)	(8,504)	(553,893)
Increase (decrease) from:
Difference in depreciation and amortization	(180,395)	(56,356)	503,479
Revaluation surplus	113,826	(48,424)	265,723
Income recognized in advance	-	(62)	(1,678)
Materials and supplies	(31,073)	(19,888)	5,503
Inflationary and currency exchange effects on monetary assets and liabilities, net	1,236	(26,686)	(203,983)
Tax losses – net	19,277	206,485	(1,255,433)
Provisions and allowance for doubtful accounts	54,214	(44,609)	(183,963)
Difference between the tax and book value for the sale of assets	(13,133)	(15,551)	(435)
Difference between the tax and book value for the sale of shares of subsidiaries	97,284	20,800	956,613
Non-deductible expenses	(11,855)	(12,004)	(48,665)
Income tax (agreement)	(85,196)	-	-
Provision for income tax	$(64,575)	$(4,799)	$(516,732)

The components of deferred tax liability at December 31, 2019 and 2018, are comprised as follows:

	2019	2018
Concession rights and property, vessels and equipment	$(638,089)	$(580,703)
Portion of tax loss carryforwards for subsequent years	338,218	308,380
Inventories and provisions – net	51,657	45,520
Total deferred tax liability	$(248,214)	$(226,803)

As of December 31, 2019, the Company’s Management carried out the evaluation of the amount of tax losses that will be recoverable and determined based on projections that the effect of the deferred tax asset determined in the year will be realized at 15% based on the information available at the date of issuance of the consolidated financial statements.

Tax loss carryforwards
As of December 31, 2019, Grupo TMM and its subsidiaries, report the following cumulative tax losses, which are restated applying the National Consumer Price Index (NCPI) factors in accordance with Mexican law.

Year in which the loss was incurrred	Amounts	Year of expiration

2010	$150,900	2020
2011	79,858	2021
2012	187,262	2022
2013	231,773	2023
2014	152,954	2024
2015	67,392	2025
2016	400,607	2026
2017	100,826	2027
2018	212,973	2028
2019	477,113	2029
	$2,061,658